                                                                  Exhibit 10.8.2

                   AMENDED AND RESTATED SUPPLEMENTAL AGREEMENT

      THIS AMENDED AND RESTATED SUPPLEMENTAL AGREEMENT, dated as of August 1, 1996 (this "Supplemental Agreement"), is entered into by and between Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), an electric membership corporation organized and existing under the laws of the State of Georgia (the "Seller"), Altamaha Electric Membership Corporation, an electric membership corporation organized and existing under the laws of the State of Georgia (the "Member"), and the United States of America (the "Government"), acting through the Administrator (the "Administrator") of the Rural Utilities Service ("RUS").

      WHEREAS, the Seller, the Member and the Government are parties to that certain Supplemental Agreement, dated September 5, 1974, as amended by that certain Amended and Consolidated Supplemental Agreement, dated as of December 1, 1988 (collectively, the "Existing Supplemental Agreement"); and

      WHEREAS, the Seller and the Member desire to amend their existing contract for the purchase and sale of electric power and energy by entering into an amended and restated contract which is attached (the "Amended and Restated Wholesale Power Contract"); and

      WHEREAS, the effectiveness of the Amended and Restated Wholesale Power Contract is subject to the approval of the Administrator under the terms of the loan agreement entered into between the Government and the Seller;

      NOW, THEREFORE, in consideration of the mutual undertakings herein contained, and the approval of the Administrator of the Amended and Restated Wholesale Power Contract, the parties hereto agree as follows:

      1. The Seller, the Member and the Government agree that if the Member shall fail to comply with any provision of the Amended and Restated Wholesale Power Contract, the Seller, the Government (or the Administrator, if the Administrator so elects), shall have the right to enforce the obligations of the Member under the provisions of the Amended and Restated Wholesale Power Contract by instituting all necessary actions at law or suits in equity, including, without limitation, suits for specific performance. Such rights to enforce the provisions of the Amended and Restated Wholesale Power Contract are in addition to and shall not limit the rights that the Government (or the Administrator) shall otherwise have pursuant to the assignment of such Amended and Restated Wholesale Power Contract and the payments required to be made thereunder as provided in the "Mortgage" (as defined in Schedule C to the Amended and Restated Wholesale Power Contract). The Government shall not, under any circumstances, assume or be bound by the obligations of the Seller under the Amended and Restated Wholesale Power Contract except to the extent the Government shall agree in writing to accept and be bound by such obligations.

      2. If the Seller shall fail to comply with Section 5.2 of the Amended and Restated Wholesale Power Contract, the Government (or the Administrator, if the Administrator so elects), shall have the right to enforce the obligations of the Seller under the provisions of the Amended and Restated Wholesale Power Contract by instituting all necessary actions at law or suits in equity, including, without limitation, suits for specific performance. Such rights to enforce the provisions of the Amended and Restated Wholesale Power Contract are in addition to and shall not limit the rights that the Government (or the Administrator) shall otherwise have pursuant to the assignment of such Amended and Restated Wholesale Power Contract and the payments required to be made thereunder as provided in the Mortgage. The Government shall not, under any circumstances, assume or be bound by the obligations of the Member under the Amended and Restated Wholesale Power Contract except to the extent the Government shall agree in writing to accept and be bound by such obligations.

      3. If either the Seller or the Member is a borrower from RUS at the time an amendment to the Amended and Restated Wholesale Power Contract is executed, such amendment to the Amended and Restated Wholesale Power Contract shall not be effective until approved in writing by the Administrator.

      4. The Member and the Seller agree that the failure or threatened failure of the Member to comply with the terms of Section 8 of the Amended and Restated Wholesale Power Contract will cause irreparable injury to the Government, which cannot properly or adequately be compensated by the mere payment of money. The Member agrees, therefore, that in the event of a breach or threatened breach of such Section 8 by the Member, the Government (or the Administrator), in addition to any other remedies that may be available to the Government (or the Administrator) judicially, shall have the right to obtain from any competent court a decree enjoining such breach or threatened breach of such Section 8 or providing that the terms of such Section 8 be specifically enforced.

      5. The Government is an intended third party beneficiary as provided herein within the meaning of Section 19.6 of the Amended and Restated Wholesale Power Contract.

      6. This Supplemental Agreement amends and restates the Existing Supplemental Agreement.

      7. This Supplemental Agreement shall terminate when neither the Seller nor the Member is a borrower of RUS.

      8. Except to the extent governed by applicable federal law, this Supplemental Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.

      9. This Supplemental Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto. Neither the Member nor the Seller shall assign this Supplemental Agreement without the consent of the Administrator, except that this Supplemental Agreement may be assigned by the Seller or the Member without the consent of the Administrator in connection with any assignment of the Amended and Restated Wholesale Power Contract permitted by the Amended and Restated Wholesale Power Contract.

      10. This Supplemental Agreement shall be effective when and if the Amended and Restated Wholesale Power Contract is effective pursuant to its terms.

                            (Signatures on next page)

      IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Agreement to be duly executed as of the day and year first above mentioned.

                                            SELLER:

                                            OGLETHORPE POWER CORPORATION
                                            (AN ELECTRIC MEMBERSHIP GENERATION
                                            & TRANSMISSION CORPORATION)

[CORPORATE SEAL]                            By:  /s/ T.D. Kilgore
                                               ---------------------------------
                                                T. D. Kilgore, President and
                                                Chief Executive Officer

ATTEST:

  /s/ Patricia N. Nash
-------------------------------------
Patricia N. Nash, Assistant Secretary

                                            MEMBER:

                                            ALTAMAHA ELECTRIC MEMBERSHIP
                                            CORPORATION

[CORPORATE SEAL]                            By:  /s/ Jmon Warnock
                                               ---------------------------------
                                                  Name:  Jmon Warnock
                                                  Title:  President

ATTEST:

  /s/ Bernard Hart
-------------------------------------
Name:   Bernard Hart
Title:  Secretary-Treasurer

                                            GOVERNMENT:

                                            UNITED STATES OF AMERICA

                                            By:  /s/ Thomas L. Eddy
                                               ---------------------------------
                                               Title: Director, Power Supply
                                                      Division

                           SCHEDULE TO EXHIBIT 10.8.2

                              AMENDED AND RESTATED
                             SUPPLEMENTAL AGREEMENT

                       Schedule of Substantially Identical
                  Amended and Restated Supplemental Agreements
                    for the Electric Membership Corporations
                              dated August 1, 1996


1.      Amicalola EMC
2.      Canoochee EMC
3.      Carroll EMC
4.      Central Georgia EMC
5.      Coastal EMC
6.      Cobb EMC
7.      Colquitt EMC
8.      Coweta-Fayette EMC
9.      Excelsior EMC
10.     Flint EMC
11.     Grady EMC
12.     Greystone Power Corporation,
           an EMC
13.     Habersham EMC
14.     Hart EMC
15.     Irwin EMC
16.     Jackson EMC
17.     Jefferson EMC
18.     Lamar EMC
19.     Little Ocmulgee EMC
20.     Middle Georgia EMC
21.     Mitchell EMC
22.     Ocmulgee EMC
23.     Oconee EMC
24.     Okefenoke EMC
25.     Pataula EMC
26.     Planters EMC
27.     Rayle EMC
28.     Satilla Rural EMC
29.     Sawnee EMC
30.     Slash Pine EMC
31.     Snapping Shoals EMC
32.     Sumter EMC
33.     Three Notch EMC
34.     Tri-County EMC
35.     Troup EMC
36.     Upson EMC
37.     Walton EMC
38.     Washington EMC